SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report
(Date of Earliest Event Reported):
July 19, 2005

UNITED MORTGAGE TRUST

(Exact Name of Registrant as Specified in its
Governing Instruments)
(a Maryland trust)

Commission File Number 333-10109

(IRS Employer Identification) Number 75-6496585)

5740 Prospect Avenue
Suite 1000
Dallas, Texas 75206
(address of principal executive offices)

Registrant’s telephone number,
including area code: (214) 237-9305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 19 and 20, 2005, Mr. Todd Etter, Chairman of UMT Advisers, Inc., delivered to shareholders of the Registrant the PowerPoint presentation attached as Exhibit 99.1 at the following times and locations:

July 19 6:30 PM CST	Windham Hotel, 12400 Greenspoint Drive, Houston, Texas 77060

July 20 6:30 PM CST	Nassau Bay Hilto Hotel, 3000 Nasa Road One, Houston, Texas 77058

Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward- looking statements, to reflect subsequently occurring events or circumstances.

     The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust Shareholder PowerPoint Presentation, July 19 & 20, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MORTGAGE TRUST
July 15, 2005	/S/Christine A. Griffin
Christine A. Griffin
President

Exhibit Index

Exhibit No.	Description
99.1.	United Mortgage Trust Shareholder PowerPoint Presentation, July 19 & 20, 2005 furnished and not filed herewith pursuant to (solely Item 7.01).